UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Growth
Fund, Inc.


Semi-Annual Report
February 29, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Growth Fund, Inc.



Portfolio Information As of February 29, 2004


                               Country of        Percent of
Ten Largest Equity Holdings    Origin            Net Assets

3M Co.                         United States         3.6%
Samsung Electronics            South Korea           3.6
Porsche AG (Preferred)         Germany               3.4
General Electric Company       United States         2.2
eBay Inc.                      United States         2.0
Intel Corporation              United States         1.9
Banco Popular Espanol SA       Spain                 1.8
A/S Dampskibsselskabet
  Svendborg 'B'                Denmark               1.8
HSBC Holdings PLC              United Kingdom        1.7
Hewlett-Packard Company        United States         1.6



                                                 Percent of
Five Largest Industries*                         Net Assets

Metals & Mining                                     10.6%
Oil & Gas                                            9.1
Industrial Conglomerates                             8.1
Semiconductors & Semiconductor Equipment             6.8
Automobiles                                          6.6

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



A Letter From the President


Dear Shareholder

As I write to you at February month-end, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's 500 Index returned +14.59% and +38.52%, respectively. The Morgan Stanley Capital International World Index, which measures the performance of equity markets in 23 developed countries worldwide, posted respective returns of +18.75% and +44.36% for the same six-month and 12-month periods. Much of the boost came from improving economic conditions in important areas around the globe.

In the United States, the major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. U.S. gross domestic product (GDP) growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Elsewhere, China has led the world with a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has been an attractive area for investment. Japan, in the meantime, finally appeared to be emerging from a long period of deflation. In Europe, slower growth last year is likely to prompt the central bank to take steps aimed at stimulating economic activity in 2004. The European Union also is preparing to welcome 10 new member nations this year, and the enhanced integration may create further economic opportunities.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with stronger global economies and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund performed in line with the benchmark MSCI World Index and outperformed the average return of its comparable Lipper category of global stock funds for the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +18.91%, +18.44%, +18.44%, +19.00% and +19.35%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) The Fund performed in line with the +18.75% return (in U.S. dollar terms) of its unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the same period. Fund results for the six-month period exceeded the +18.15% average return of the Lipper Global Funds category. (Funds in this Lipper category include the investment returns of all global equity funds regardless of investment style or market capitalization.)

The majority of the Fund's stock investments represent the highest-quality and largest-capitalization companies in the MSCI World Index. These companies, as a group, continued to provide a lower average investment return than the lower-quality, smaller-capitalization stocks in the benchmark. This served to somewhat suppress the Fund's returns, notwithstanding the competitive results achieved during the six-month period ended February 29, 2004.

The industry sectors that had a negative effect on Fund performance during the period were information technology, industrials, financials and health care. Detracting from returns in the information technology sector were SanDisk Corporation, Amadeus Global Travel Distribution SA, Altera Corporation, Cap Gemini Ernst & Young, UTStarcom Inc., Canon, Inc., Intel Corporation, Electronic Arts Inc. and Xilinx, Inc. We liquidated our positions in Xilinx, UTStarcom, Altera and Cap Gemini Ernst & Young, based on concerns about declining fundamentals at the company level.

In the industrial sector, stocks that had a negative impact included Johnson Electric Holdings Limited, 3M Co., Adecco SA, Rockwell Automation, Inc., Daewoo Shipbuilding & Marine Engineering Co., Ltd. and General Electric Company. We sold our holding in Adecco, where the stock price decline was prompted by management's disclosure of an accounting fraud in their North American operations. We maintained our positions in the other industrial investments based on our outlook for a continued global recovery in capital spending and better profits and profitability for most industrial companies.

In the financial sector, our lack of exposure to several bank holding companies, which have been the object of corporate takeovers (for example, FleetBoston Financial Corp. and Deutsche Bank AG), was a negative influence. All of the bank holding companies that we did hold in the portfolio contributed positively to performance. In the health care sector, our investments in Gilead Sciences, Inc., Medtronic, Inc. and Biogen Idec Inc. detracted from Fund results. These stock price declines were prompted by what we believe to be short-term concerns about the business fundamentals of the companies.

In terms of positive influences on Fund performance, the largest was our overweight exposure to companies in the materials and energy sectors. In the materials sector, the most important contributors were Aluminum Corp. of China Limited, Yanzhou Coal Mining Co., Ltd. and BHP Billiton Limited. We took meaningful profits in all of these securities late in the period. In the energy sector, the Fund benefited most from our investments in PetroChina Co. Ltd., Suncor Energy Inc., Schlumberger Ltd. and Woodside Petroleum Ltd. Other holdings that made a significant positive contribution to performance were Porsche AG, Infosys Technologies Ltd., Varian Medical Systems, Inc. and Banco Popular Espanol SA. We sold our position in Infosys at a meaningful profit based on what appeared to be a relatively high valuation.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



What changes were made to the portfolio during the period?

We did not make any major changes in the sector weightings or the investment strategy of the Fund during the past six months. We continued to overweight the consumer discretionary, information technology, materials and energy sectors, which we believe will benefit from the burgeoning global economic recovery.

We took profits in several of our investments in the materials, energy, consumer discretionary, information technology and utilities sectors. The valuation ratios on many of these companies rose substantially during the period. Some of the stocks that were liquidated include Chinese National Offshore Oil Company
Ltd., International Game Technology, Chico's FAS Inc., Magna International Inc., Petro-Canada, Huaneng Power International, Inc. and Genentech Inc.

We continued to position the Fund to take advantage of opportunities arising from China's dramatic growth. Specifically, our focus has been on those companies providing China with the raw materials, goods, services and energy needed to fuel its expansion.


How would you characterize the portfolio's position at the close of the period?

We expect to see a shift in U.S. economic growth propelled by consumer spending to economic growth fueled by increased capital spending. Many forecasters have articulated a negative outlook on consumer spending, citing a decline in retailing stock prices in December 2003 and January 2004. However, reports in February and March 2004 have shown a substantial rise in real and nominal consumer spending. We believe this was prompted by the start of the Federal disbursement of tax rebate checks for the over-withholding of 2003 individual income taxes (that is, those taxes paid prior to the passage of the Federal tax cut).

Orders for capital goods have grown in recent months, partly because of the accelerated depreciation incentive passed by Federal legislators in 2003. This could result in improved employment in the manufacturing sector and higher profits for information technology and industrial goods companies in 2004. For 2003, even before the reporting of fourth-quarter results, taxable corporate profits, cash flow and reported profits - as measured by the U.S. Department of Commerce - were at absolute record levels.

Equally important for global growth and rising corporate profits is China, which has continued to grow at an above-average rate. Consumer markets are still relatively muted in comparison to the government's demand for public infrastructure needs - including everything from roads to power generation plants. However, consumer demand is growing rapidly in all areas, from cellular phone service to automobiles and air conditioners.

The Fund is invested in stocks of companies that we believe could prosper from the rapidly growing demand for energy, materials, industrial goods, technology components and equipment on the part of China-based manufacturers. The Fund has meaningful positions in companies in Australia, Hong Kong and South Korea, where we believe corporate profits will be biased upward by a continued above-average real rate of growth in China.


Lawrence R. Fuller
Vice President and Portfolio Manager

March 15, 2004



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data (continued)

Recent Performance Results

                                                      6-Month          12-Month    Since Inception
As of February 29, 2004                             Total Return     Total Return    Total Return
ML Global Growth Fund, Inc.--Class A Shares*           +18.91%          +45.92%         +11.22%
ML Global Growth Fund, Inc.--Class B Shares*           +18.44           +44.74          + 5.89
ML Global Growth Fund, Inc.--Class C Shares*           +18.44           +44.74          + 5.83
ML Global Growth Fund, Inc.--Class I Shares*           +19.00           +46.19          +12.98
ML Global Growth Fund, Inc.--Class R Shares*           +19.35           +47.00          +35.69
MSCI World Index**                                     +18.75           +44.36      +27.26/+33.83

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
The Fund's inception dates are from 10/31/97 for Class A, Class B,
Class C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total returns are from 10/31/97 and 1/03/03.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/29/04                  +45.92%          +38.25%
Five Years Ended 2/29/04                - 3.53           - 4.57
Inception (10/31/97)
through 2/29/04                         + 1.69           + 0.83

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 2/29/04                  +44.74%          +40.74%
Five Years Ended 2/29/04                - 4.28           - 4.60
Inception (10/31/97)
through 2/29/04                         + 0.91           + 0.91

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 2/29/04                  +44.74%          +43.74%
Five Years Ended 2/29/04                - 4.28           - 4.28
Inception (10/31/97)
through 2/29/04                         + 0.90           + 0.90

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/29/04                  +46.19%          +38.52%
Five Years Ended 2/29/04                - 3.29           - 4.33
Inception (10/31/97)
through 2/29/04                         + 1.95           + 1.08

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 2/29/04                                   +47.00%
Inception (1/03/03)
through 2/29/04                                          +30.29



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments

                                                                                                    Value        Percent of
EUROPE       Industry*          Shares Held   Common Stock                                    (in U.S. dollars)  Net Assets
Denmark      Marine                   1,375   A/S Dampskibsselskabet Svendborg 'B'                   $   11,554,622    1.8%

                                              Total Common Stock in Denmark                              11,554,622    1.8


Finland      Communications         388,400   Nokia Oyj (Series A)                                        8,508,008    1.3
             Equipment

                                              Total Common Stock in Finland                               8,508,008    1.3


France       Automobiles            203,000   PSA Peugeot Citroen                                        10,101,711    1.6

             Electrical Equipment   700,000 ++Alstom                                                      1,869,962    0.3

             Energy Equipment        33,858   Compagnie Francaise d'Etudes et de Construction
             & Service                        (Technip SA)                                                4,711,679    0.7

             Media                  181,200   Societe Television Francaise 1                              6,236,405    1.0

             Semiconductors &        87,300   STMicroelectronics NV                                       2,261,605    0.3
             Semiconductor
             Equipment

                                              Total Common Stock in France                               25,181,362    3.9


Germany      Distributors            70,500   Medion AG                                                   2,947,614    0.5

             Industrial             105,100   Siemens AG                                                  8,102,908    1.3
             Conglomerates

             Software                 9,800   SAP AG (Systeme, Anwendungen, Produkte in der
                                              Datenverarbeitung)                                          1,546,416    0.2

                                              Total Common Stock in Germany                              12,596,938    2.0


Norway       Oil & Gas              165,000   Frontline Limited                                           5,273,850    0.8

                                              Total Common Stock in Norway                                5,273,850    0.8


Russia       Metals & Mining         47,400   Mining and Metallurgical Company Norilsk
                                              Nickel (ADR) (a)                                            3,318,000    0.5

             Oil & Gas              150,350   YUKOS (ADR) (a)                                             7,559,598    1.2

                                              Total Common Stock in Russia                               10,877,598    1.7


Spain        Commercial Banks       193,900   Banco Popular Espanol SA                                   11,768,978    1.8

             Construction           149,004   ACS, Actividades de Construccion y Servicios, SA            7,538,798    1.2
             & Engineering

             IT Services          1,050,000   Amadeus Global Travel Distribution SA 'A'                   6,249,154    1.0

                                              Total Common Stock in Spain                                25,556,930    4.0


Sweden       Machinery               95,500   SKF AB 'B'                                                  3,527,914    0.6

                                              Total Common Stock in Sweden                                3,527,914    0.6


Switzerland  Health Care            113,700   Alcon, Inc.                                                 7,147,182    1.1
             Equipment & Supplies     3,500   Synthes-Stratec Inc.                                        3,532,932    0.6

                                              Total Common Stock in Switzerland                          10,680,114    1.7


United       Commercial Banks       650,600   HSBC Holdings PLC                                          10,570,646    1.7
Kingdom
             Household Products     276,500   Reckitt Benckiser PLC                                       7,214,592    1.1

             Media                  491,100   British Sky Broadcasting Group PLC ("BSkyB")                6,571,076    1.0

             Metals & Mining        254,600   Rio Tinto PLC (Registered Shares)                           6,808,535    1.1

             Oil & Gas            1,435,700   BG Group PLC                                                8,446,062    1.3

                                              Total Common Stock in the United Kingdom                   39,610,911    6.2


                                              Total Common Stock in Europe                              153,368,247   24.0


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

NORTH                                                                                               Value        Percent of
AMERICA      Industry*          Shares Held   Common Stock                                    (in U.S. dollars)  Net Assets
Canada       Gas Utilities          352,700   TransCanada Corporation                                $    7,284,008    1.1%

             Metals & Mining        412,200   Barrick Gold Corporation                                    8,365,348    1.3
                                    200,000   Teck Cominco Limited 'B'                                    3,756,289    0.6
                                                                                                     --------------  ------
                                                                                                         12,121,637    1.9

             Oil & Gas              390,700   Suncor Energy, Inc.                                        10,124,568    1.6

                                              Total Common Stock in Canada                               29,530,213    4.6


United       Biotechnology          123,500 ++Biogen Idec Inc.                                            6,848,075    1.1
States                              178,900 ++Gilead Sciences, Inc.                                       9,698,169    1.5
                                                                                                     --------------  ------
                                                                                                         16,546,244    2.6

             Chemicals               65,000   Air Products and Chemicals, Inc.                            3,135,600    0.5
                                     94,000   Praxair, Inc.                                               3,414,080    0.5
                                                                                                     --------------  ------
                                                                                                          6,549,680    1.0

             Communications         344,100 ++Cisco Systems, Inc.                                         7,948,710    1.3
             Equipment            1,991,200 ++Lucent Technologies Inc.                                    8,343,128    1.3
                                                                                                     --------------  ------
                                                                                                         16,291,838    2.6

             Computers &            376,400 ++EMC Corporation                                             5,390,048    0.9
             Peripherals            458,400   Hewlett-Packard Company                                    10,410,264    1.6
                                    209,400 ++SanDisk Corporation                                         5,310,384    0.8
                                                                                                     --------------  ------
                                                                                                         21,110,696    3.3

             Electrical Equipment   250,800   Rockwell Automation, Inc.                                   7,639,368    1.2

             Electronic Equipment    62,500 ++Agilent Technologies, Inc.                                  2,136,875    0.3
             & Instruments           39,100   Tektronix, Inc.                                             1,253,155    0.2
                                                                                                     --------------  ------
                                                                                                          3,390,030    0.5

             Energy Equipment        72,900   Diamond Offshore Drilling, Inc.                             1,823,229    0.3
             & Service              130,500   Schlumberger Limited                                        8,415,945    1.3
                                    150,000 ++Transocean Inc.                                             4,422,000    0.7
                                     90,000 ++Weatherford International Ltd.                              4,032,000    0.6
                                                                                                     --------------  ------
                                                                                                         18,693,174    2.9

             Health Care Equipment  150,100   Medtronic, Inc.                                             7,039,690    1.1
             & Supplies              77,100 ++Varian Medical Systems, Inc.                                6,456,354    1.0
                                                                                                     --------------  ------
                                                                                                         13,496,044    2.1

             Hotels, Restaurants     72,400   Mandalay Resort Group                                       3,721,360    0.6
             & Leisure              100,000 ++Wynn Resorts, Limited                                       3,634,000    0.6
                                                                                                     --------------  ------
                                                                                                          7,355,360    1.2

             Industrial             297,400   3M Co.                                                     23,203,148    3.6
             Conglomerates          428,300   General Electric Company                                   13,928,316    2.2
                                                                                                     --------------  ------
                                                                                                         37,131,464    5.8

             Internet & Catalog     181,200 ++eBay Inc.                                                  12,477,432    2.0
             Retail

             Internet Software       72,500 ++Yahoo! Inc.                                                 3,219,000    0.5
             & Services

             Metals & Mining         63,200   Freeport-McMoRan Copper & Gold, Inc. (Class B)              2,695,480    0.4
                                     91,600 ++Phelps Dodge Corporation                                    7,901,416    1.2
                                                                                                     --------------  ------
                                                                                                         10,596,896    1.6


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

NORTH AMERICA                                                                                       Value        Percent of
(concluded)  Industry*          Shares Held   Common Stock                                    (in U.S. dollars)  Net Assets
United       Oil & Gas              336,900   Chesapeake Energy Corporation                          $    4,319,058    0.7%
States                               75,000   Frontline Limited                                           2,433,750    0.4
(concluded)                                                                                          --------------  ------
                                                                                                          6,752,808    1.1

             Pharmaceuticals        110,000 ++Forest Laboratories, Inc.                                   8,302,800    1.3

             Semiconductors         423,200   Intel Corporation                                          12,370,136    1.9
             & Semiconductor        205,500   Texas Instruments Incorporated                              6,298,575    1.0
             Equipment                                                                               --------------  ------
                                                                                                         18,668,711    2.9

             Software               161,600 ++Electronic Arts Inc.                                        7,621,056    1.2
                                    250,000 ++Oracle Corporation                                          3,220,000    0.5
                                                                                                     --------------  ------
                                                                                                         10,841,056    1.7

             Specialty Retail       188,100   Best Buy Co., Inc.                                         10,016,325    1.6
                                    184,300   Lowe's Companies, Inc.                                     10,320,800    1.6
                                    382,900   PETsMART, Inc.                                             10,391,906    1.6
                                     53,000   Ross Stores, Inc.                                           1,698,650    0.3
                                                                                                     --------------  ------
                                                                                                         32,427,681    5.1

                                              Total Common Stock in the United States                   251,490,282   39.4

                                              Total Common Stock in North America                       281,020,495   44.0



PACIFIC BASIN

Australia    Airlines             3,043,500   Qantas Airways Limited                                      8,711,870    1.4

             Commercial Banks       257,200   Australia and New Zealand Banking Group Ltd.                3,569,984    0.5

             Construction           900,000   Boral Limited                                               4,263,586    0.7
             Materials

             Food & Staples         563,100   Woolworths Limited                                          5,096,215    0.8
             Retailing

             Industrial             195,800   Wesfarmers Limited                                          4,154,412    0.6
             Conglomerates

             Media                  525,071   The News Corporation Limited                                4,930,294    0.8

             Metals & Mining      1,400,000   Alumina Limited                                             5,940,936    0.9
                                    764,500   BHP Billiton Limited                                        7,231,562    1.1
                                  1,500,000   WMC Resources Limited                                       6,052,811    1.0
                                                                                                     --------------  ------
                                                                                                         19,225,309    3.0

             Multiline Retail     1,500,000   Harvey Norman Holdings Limited                              3,240,511    0.5

             Oil & Gas              795,300   Woodside Petroleum Limited                                  9,339,203    1.5

             Road & Rail            450,000   Toll Holdings Limited                                       3,371,288    0.5

                                              Total Common Stock in Australia                            65,902,672   10.3


China        Internet Software       46,200 ++SINA.com                                                    2,041,162    0.3
             & Services

             Metals & Mining      4,300,000   Aluminum Corporation of China Limited                       3,480,283    0.5
                                  3,084,000   Yanzhou Coal Mining Co. Ltd. 'H'                            3,546,034    0.6
                                                                                                     --------------  ------
                                                                                                          7,026,317    1.1

                                              Total Common Stock in China                                 9,067,479    1.4


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

PACIFIC BASIN                                                                                       Value        Percent of
(concluded)  Industry*          Shares Held   Common Stock                                    (in U.S. dollars)  Net Assets
Hong Kong    Airlines             4,625,000   Cathay Pacific Airways                                 $    9,417,737    1.5%

             Construction         1,798,000   Cheung Kong Infrastructure Holdings Limited                 4,585,173    0.7
             Materials

             Electrical           3,103,000   Johnson Electric Holdings Limited                           3,727,339    0.6
             Equipment

             Industrial           1,700,000   China Merchants Holdings International Company
             Conglomerates                    Limited                                                     2,478,850    0.4

             Marine               3,400,000   China Shipping Development Company Limited 'H'              2,708,171    0.4

             Oil & Gas            9,834,000   PetroChina Company Limited                                  5,274,633    0.8

             Specialty Retail       782,000   Esprit Holdings Limited                                     3,054,118    0.5

             Transportation       1,700,000   Cosco Pacific Limited                                       2,588,051    0.4
             Infrastructure

                                              Total Common Stock in Hong Kong                            33,834,072    5.3


Japan        Metals & Mining        170,500   JFE Holdings, Inc.                                          4,306,974    0.7

             Office Electronics     130,000   Canon, Inc.                                                 6,341,754    1.0

                                              Total Common Stock in Japan                                10,648,728    1.7


South Korea  Automobiles            235,000   Hyundai Motor Company Ltd.                                  9,991,497    1.6

             Chemicals               45,500   LG Chem, Ltd.                                               2,224,702    0.3

             Diversified             81,200   KT Corporation                                              3,003,571    0.5
             Telecommunication
             Services

             Machinery              139,800   Daewoo Shipbuilding & Marine Engineering Co., Ltd.          1,628,622    0.3

             Metals & Mining         31,600   POSCO                                                       4,648,639    0.7

             Oil & Gas              150,000   S-Oil Corporation                                           5,433,673    0.8

             Semiconductors          49,600   Samsung Electronics                                        22,986,395    3.6
             & Semiconductor
             Equipment

                                              Total Common Stock in South Korea                          49,917,099    7.8


                                              Total Common Stock in the Pacific Basin                   169,370,050   26.5


                                              Total Common Stock
                                              (Cost--$503,979,988)                                      603,758,792   94.5


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (concluded)

                                                                                                    Value        Percent of
EUROPE       Industry*          Shares Held   Preferred Stock                                 (in U.S. dollars)  Net Assets
Germany      Automobiles             37,028   Porsche AG                                             $   21,547,973    3.4%

                                              Total Preferred Stock in Europe                            21,547,973    3.4


PACIFIC BASIN

Australia    Media                  473,919   The News Corporation Limited                                3,916,136    0.6

                                              Total Preferred Stock in the Pacific Basin                  3,916,136    0.6

                                             Total Preferred Stock
                                             (Cost--$18,188,292)                                         25,464,109    4.0




                       Beneficial Interest/
                                Shares Held   Short-Term Securities
                                $13,005,405   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (b)                                               13,005,405    2.0

                                $65,216,100   Merrill Lynch Liquidity Series, LLC Money
                                              Market Series (b)(c)                                       65,216,100   10.2

                                 21,738,700   Merrill Lynch Premier Institutional Fund (b)(c)            21,738,700    3.4

                                              Total Short-Term Securities
                                              (Cost--$99,960,205)                                        99,960,205   15.6

             Total Investments (Cost--$622,128,485)                                                     729,183,106  114.1
             Liabilities in Excess of Other Assets                                                     (90,250,917)  (14.1)
                                                                                                     --------------  ------
             Net Assets                                                                              $  638,932,189  100.0%
                                                                                                     ==============  ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                            Interest/
                                                Net          Dividend
Affiliate                                     Activity        Income

Merrill Lynch Liquidity Series, LLC
   Cash Sweep Series I                       $13,005,405     $60,335
Merrill Lynch Liquidity Series, LLC
   Money Market Series                       $19,613,130     $60,876
Merrill Lynch Premier Institutional Fund     (8,663,280)     $23,528


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statement of Assets and Liabilities

As of February 29, 2004
Assets

               Investments, at value (including securities loaned of $79,414,206)
               (identified cost--$622,128,485)                                                              $   729,183,106
               Foreign cash (cost--$393)                                                                                391
               Receivables:
                  Securities sold                                                         $     6,273,312
                  Dividends                                                                     2,604,822
                  Capital shares sold                                                             114,993
                  Securities lending--net                                                          13,202
                  Interest from affiliates                                                          2,796         9,009,125
                                                                                          ---------------
               Prepaid registration fees                                                                            140,054
                                                                                                            ---------------
               Total assets                                                                                     738,332,676
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         86,954,800
               Payables:
                  Securities purchased                                                          8,815,293
                  Capital shares redeemed                                                       2,419,564
                  Other affiliates                                                                429,708
                  Investment adviser                                                              370,899
                  Distributor                                                                     331,595        12,367,059
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                78,628
                                                                                                            ---------------
               Total liabilities                                                                                 99,400,487
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   638,932,189
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                            $     1,304,667
               Class B Shares of Common Stock, $.10 par value, 300,000,000
               shares authorized                                                                                  3,762,354
               Class C Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                    856,601
               Class I Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                  1,349,623
               Class R Shares of Common Stock, $.10 par value, 300,000,000
               shares authorized                                                                                          6
               Paid-in capital in excess of par                                                               1,178,158,396
               Accumulated investment loss--net                                           $   (2,261,968)
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (651,369,918)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                              107,132,428
                                                                                          ---------------
               Total accumulated losses--net                                                                  (546,499,458)
                                                                                                            ---------------
               Net Assets                                                                                   $   638,932,189
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $116,544,513 and 13,046,671
                        shares outstanding                                                                  $          8.93
                                                                                                            ===============
               Class B--Based on net assets of $326,317,607 and 37,623,543
                        shares outstanding                                                                  $          8.67
                                                                                                            ===============
               Class C--Based on net assets of $74,285,642 and 8,566,014
                        shares outstanding                                                                  $          8.67
                                                                                                            ===============
               Class I--Based on net assets of $121,783,925 and 13,496,229
                        shares outstanding                                                                  $          9.02
                                                                                                            ===============
               Class R--Based on net assets of $502.30 and 56.929 shares outstanding                        $          8.82
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statement of Operations

For the Six Months Ended February 29, 2004
Investment Income

               Dividends (net of $355,593 foreign withholding tax)                                          $     4,709,845
               Securities lending--net                                                                               84,404
               Interest from affiliates                                                                              60,335
                                                                                                            ---------------
               Total income                                                                                       4,854,584
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,458,684
               Account maintenance and distribution fees--Class B                               1,647,953
               Transfer agent fees--Class B                                                       450,420
               Account maintenance and distribution fees--Class C                                 367,415
               Transfer agent fees--Class I                                                       163,351
               Account maintenance fees--Class A                                                  141,861
               Accounting services                                                                134,028
               Transfer agent fees--Class A                                                       133,338
               Transfer agent fees--Class C                                                       106,436
               Custodian fees                                                                      98,182
               Professional fees                                                                   44,335
               Printing and shareholder reports                                                    43,135
               Directors' fees and expenses                                                        35,633
               Registration fees                                                                   34,888
               Pricing fees                                                                         6,031
               Other                                                                               28,095
                                                                                          ---------------
               Total expenses                                                                                     5,893,785
                                                                                                            ---------------
               Investment loss--net                                                                             (1,039,201)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss) on:
                  Investments--net                                                             85,796,215
                  Foreign currency transactions--net                                            (830,916)        84,965,299
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                             28,512,806
                  Foreign currency transactions--net                                              216,799        28,729,605
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                113,694,904
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   112,655,703
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                           February 29,         August 31,
Increase (Decrease) in Net Assets:                                                             2004                2003
Operations

               Investment loss--net                                                       $   (1,039,201)   $   (1,039,227)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                               84,965,299     (201,969,464)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                              28,729,605       233,728,261
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           112,655,703        30,719,570
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (116,643,451)     (125,144,756)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                   (3,987,748)      (94,425,186)
               Beginning of period                                                            642,919,937       737,345,123
                                                                                          ---------------   ---------------
               End of period*                                                             $   638,932,189   $   642,919,937
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $   (2,261,968)   $   (1,222,767)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,         For the Year Ended August 31,+++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.51   $     6.95   $     9.44   $    17.95   $    13.51
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net***              --++++++++          .03        (.02)      --+++++        (.06)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   1.42          .53       (2.47)       (6.64)         5.50
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.42          .56       (2.49)       (6.64)         5.44
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from:
                  Realized gain on investments--net                  --           --           --        (.58)       (1.00)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.29)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --           --       (1.87)       (1.00)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.93   $     7.51   $     6.95   $     9.44   $    17.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              18.91%++        8.06%     (26.38%)     (39.58%)       41.18%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.36%*        1.42%        1.31%        1.18%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      .12%*         .40%       (.18%)      (.001%)       (.35%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  116,545   $  110,092   $  130,310   $  240,027   $  511,367
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                47.82%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

+++++Amount is less than $(.01) per share.

++++++++Amount is less than $.01 per share.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.32   $     6.83   $     9.35   $    17.75   $    13.39
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net***                            (.03)        (.03)        (.08)        (.10)        (.18)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   1.38          .52       (2.44)       (6.56)         5.44
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.35          .49       (2.52)       (6.66)         5.26
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from:
                  Realized gain on investments--net                  --           --           --        (.54)        (.90)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --           --       (1.74)        (.90)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.67   $     7.32   $     6.83   $     9.35   $    17.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              18.44%++        7.17%     (26.95%)     (40.01%)       40.04%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.15%*        2.22%        2.09%        1.95%        1.88%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.67%)*       (.43%)       (.99%)       (.77%)      (1.11%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  326,318   $  327,483   $  456,393   $1,046,889   $2,293,020
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                47.82%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.32   $     6.83   $     9.36   $    17.76   $    13.39
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net***                            (.03)        (.03)        (.08)        (.10)        (.19)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   1.38          .52       (2.45)       (6.56)         5.45
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.35          .49       (2.53)       (6.66)         5.26
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from:
                  Realized gain on investments--net                  --           --           --        (.54)        (.89)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --           --       (1.74)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     8.67   $     7.32   $     6.83   $     9.36   $    17.76
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              18.44%++        7.17%     (27.03%)     (39.97%)       40.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.16%*        2.24%        2.11%        1.96%        1.89%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.69%)*       (.43%)       (.99%)       (.78%)      (1.12%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   74,286   $   72,249   $   95,117   $  197,356   $  423,800
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                47.82%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,         For the Year Ended August 31,+++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     7.58   $     7.00   $     9.48   $    18.01   $    13.55
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net***                     .02          .04      --+++++          .03        (.02)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   1.42          .54       (2.48)       (6.65)         5.51
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.44          .58       (2.48)       (6.62)         5.49
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from:
                  Realized gain on investments--net                  --           --           --        (.59)           --
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.32)       (1.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --           --       (1.91)       (1.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.02   $     7.58   $     7.00   $     9.48    $   18.01
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              19.00%++        8.29%     (26.16%)     (39.39%)       41.47%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.11%*        1.16%        1.06%         .93%         .87%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      .36%*         .63%         .04%         .25%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  121,784   $  133,096   $   55,525   $  155,922   $  288,517
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                47.82%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (concluded)
                                                                                                          Class R

                                                                                                    For the       For the
                                                                                                      Six          Period
The following per share data and ratios have been derived                                            Months      January 3,
from information provided in the financial statements.                                               Ended       2003++ to
                                                                                                  February 29,   August 31,
Increase (Decrease) in Net Asset Value:                                                               2004          2003
Per Share Operating Performance

               Net asset value, beginning of period                                                 $     7.39   $     6.50
                                                                                                    ----------   ----------
               Investment income (loss)--net***                                                         --++++          .06
               Realized and unrealized gain on investments and foreign currency transactions--net         1.43          .83
                                                                                                    ----------   ----------
               Total from investment operations                                                           1.43          .89
                                                                                                    ----------   ----------
               Net asset value, end of period                                                       $     8.82   $     7.39
                                                                                                    ==========   ==========

Total Investment Return**

               Based on net asset value per share                                                    19.35%+++    13.69%+++
                                                                                                    ==========   ==========

Ratios to Average Net Assets

               Expenses                                                                                 1.61%*       1.64%*
                                                                                                    ==========   ==========
               Investment income (loss)--net                                                           (.14)%*        .66%*
                                                                                                    ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)                                                --+++++      --+++++
                                                                                                    ==========   ==========
               Portfolio turnover                                                                       47.82%      121.00%
                                                                                                    ==========   ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Amount is less than $(.01) per share.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized in the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM UK provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 29, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                             $ 472            $ 7,430
Class I                             $  75            $ 1,012


For the six months ended February 29, 2004, MLPF&S received contingent deferred sales charges of $81,473 and $834 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 29, 2004, the Fund lent securities with a value of $3,446,780 to MLPF&S. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 29, 2004, MLIM, LLC received $36,136 in securities lending agent fees.

In addition, MLPF&S received $223,311 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 29, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 29, 2004, the Fund reimbursed MLIM $6,825 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $305,655,957 and $439,166,824, respectively.

Net realized gains (losses) for the six months ended February 29, 2004 and net unrealized gains as of February 29, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments             $   85,796,215     $  107,054,621
Foreign currency transactions          (830,916)             77,807
                                  --------------     --------------
Total                             $   84,965,299     $  107,132,428
                                  ==============     ==============


As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $106,778,319, of which $115,436,850 related to appreciated securities and $8,658,531 related to depreciated securities. At February 29, 2004, the aggregate cost of investments for Federal income tax purposes was $622,404,787.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $116,643,451 and $125,144,756 for the six months ended February 29, 2004 and year ended August 31, 2003, respectively.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                              492,414    $     4,117,724
Automatic conversion of shares           712,443          6,010,133
                                  --------------    ---------------
Total issued                           1,204,857         10,127,857
Shares redeemed                      (2,822,125)       (23,345,823)
                                  --------------    ---------------
Net decrease                         (1,617,268)    $  (13,217,966)
                                  ==============    ===============



Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,447,586    $     9,404,253
Automatic conversion of shares         1,605,746         10,648,241
Shares issued resulting
   from reorganization                   745,332          5,241,248
                                  --------------    ---------------
Total issued                           3,798,664         25,293,742
Shares redeemed                      (7,871,569)       (51,893,742)
                                  --------------    ---------------
Net decrease                         (4,072,905)    $  (26,558,031)
                                  ==============    ===============



Class B Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                              689,070    $     5,615,882
Automatic conversion of shares         (732,632)        (6,010,133)
Shares redeemed                      (7,082,910)       (57,127,126)
                                  --------------    ---------------
Net decrease                         (7,126,472)    $  (57,521,377)
                                  ==============    ===============



Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,101,287    $     7,120,141
Shares issued resulting
   from reorganization                   271,517          1,862,806
                                  --------------    ---------------
Total issued                           1,372,804          8,982,947
Automatic conversion of shares       (1,639,784)       (10,648,241)
Shares redeemed                     (21,773,344)      (140,152,217)
                                  --------------    ---------------
Net decrease                        (22,040,324)    $ (141,817,511)
                                  ==============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                              177,276    $     1,460,184
Shares redeemed                      (1,484,377)       (11,944,380)
                                  --------------    ---------------
Net decrease                         (1,307,101)    $  (10,484,196)
                                  ==============    ===============



Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                              307,912    $     2,004,970
Shares issued resulting
   from reorganization                    48,496            332,713
                                  --------------    ---------------
Total issued                             356,408          2,337,683
Shares redeemed                      (4,400,754)       (28,280,421)
                                  --------------    ---------------
Net decrease                         (4,044,346)    $  (25,942,738)
                                  ==============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            1,665,181    $    13,932,189
Shares redeemed                      (5,739,164)       (49,352,469)
                                  --------------    ---------------
Net decrease                         (4,073,983)    $  (35,420,280)
                                  ==============    ===============



Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,162,683    $     7,798,444
Shares issued resulting
   from reorganization                11,510,221         81,644,938
                                  --------------    ---------------
Total issued                          12,672,904         89,443,382
Shares redeemed                      (3,035,018)       (20,269,958)
                                  --------------    ---------------
Net increase                           9,637,886    $    69,173,424
                                  ==============    ===============



Class R Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                                   42    $           368
                                  --------------    ---------------
Net increase                                  42    $           368
                                  ==============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                   15    $           100
                                  --------------    ---------------
Net increase                                  15    $           100
                                  ==============    ===============

++Commencement of operations.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 29, 2004.


6. Commitments:
At February 29, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $6,266,000.


7. Capital Loss Carryforward:
On August 31, 2003, the Fund had a net capital loss carryforward of approximately $622,850,819 of which $20,265,967 expires in 2008, $3,964,136 expires in 2009, $246,071,814 expires in 2010 and
$352,548,902 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.




Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 29, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 16, 2004